As filed with the Securities and Exchange Commission on January 30, 2015

Registration No. 001-36725

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 4

To

FORM 10

GENERAL FORM FOR REGISTRATION OF SECURITIES

Pursuant to Section 12(b) or (g) of

the Securities Exchange Act of 1934

Atlas Energy Group, LLC

(Exact Name of Registrant as Specified in Its Charter)

Delaware	45-3741247
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

Park Place Corporate Center One 1000 Commerce Drive, Suite 400 Pittsburgh, Pennsylvania	15275
(Address of Principal Executive Offices)	(Zip Code)

(412) 489-0006

(Registrant’s telephone number, including area code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered	Name of each exchange on which each class is to be registered
Common Units representing Limited Liability Company Interests	New York Stock Exchange

Securities to be registered pursuant to Section 12(g) of the Act:

None

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer	☐	Accelerated filer	☐

Non-accelerated filer	☒ (Do not check if a smaller reporting company)	Smaller reporting company	☐

INFORMATION REQUIRED IN REGISTRATION STATEMENT

CROSS-REFERENCE SHEET BETWEEN INFORMATION STATEMENT AND

ITEMS OF FORM 10

Our information statement is filed as Exhibit 99.1 to this Form 10. For your convenience, we have provided below a cross-reference sheet identifying where the items required by Form 10 can be found in our information statement.

Item No.	Caption	Location in Information Statement
Item 1.	Business	See “Information Statement Summary,” “Risk Factors,” “The Separation and Distribution,” “Capitalization,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Business,” “Certain Relationships and Related Party Transactions” and “Where You Can Find More Information”

Item 1A.	Risk Factors	See “Risk Factors”

Item 2.	Financial Information	See “Information Statement Summary,” “Capitalization,” “Summary Historical and Unaudited Pro Forma Combined Financial Information,” “Index to Financial Statements” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations”

Item 3.	Properties	See “Business—Natural Gas and Oil Leases”

Item 4.	Security Ownership of Certain Beneficial Owners and Management	See “Security Ownership of Management, Directors and Principal Unitholders”

Item 5.	Directors and Executive Officers	See “Management”

Item 6.	Executive Compensation and Related Party Transactions	See “Management” and “Certain Relationships and Related Party Transactions”

Item 7.	Certain Relationships and Related Transactions and Director Independence	See “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Management,” “Directors—Board of Directors Following the Separation,” “Directors—Committees of the Board of Directors” and “Certain Relationships and Related Party Transactions”

Item 8.	Legal Proceedings	See “Business—Legal Proceedings”

Item 9.	Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters	See “Information Statement Summary,” “The Separation and Distribution,” “Capitalization” and “Cash Distribution Policy”

Item 10.	Recent Sales of Unregistered Securities	There have been no sales of unregistered securities within the past three years.

Item 11.	Description of Registrant’s Securities to be Registered	See “The Separation and Distribution,” “Cash Distribution Policy” and “Description of Our Common Units”

Item 12.	Indemnification of Directors and Officers	See “Management” and “Our Limited Liability Company Agreement—Indemnification”

Item 13.	Financial Statements and Supplementary Data	See “Summary Historical and Unaudited Pro Forma Combined Financial Information” and “Index to Financial Statements” and the statements referenced therein

Item No.	Caption	Location in Information Statement
Item 14.	Changes in and Disagreements with Accountants on Accounting and Financial Disclosure	Not applicable

Item 15.	Financial Statements and Exhibits	See “Summary Historical and Unaudited Pro Forma Combined Financial Information” and “Index to Financial Statements” and the statements referenced therein

(a)	List of Financial Statements and Schedules.

The following financial statements are included in the information statement and filed as part of this Registration Statement on Form 10:

(1)	Summary Historical and Unaudited Pro Forma Combined Financial Information; and

(2)	Financial Statements, including Report of Independent Registered Public Accounting Firm

(b)	Exhibits.

The following documents are filed as exhibits hereto:

Exhibit Number	Exhibit Description

2.1	Form of Separation and Distribution Agreement by and among Atlas Energy, L.P., Atlas Energy GP LLC and Atlas Energy Group, LLC†

2.2	Form of Employee Matters Agreement by and among Atlas Energy, L.P., Atlas Energy GP LLC and Atlas Energy Group, LLC†

3.1	Certificate of Formation of Atlas Resource Partners GP, LLC(1)

3.2	Amendment to Certificate of Formation of Atlas Resource Partners GP, LLC(2)

3.3	Second Amended and Restated Limited Liability Company Agreement of Atlas Resource Partners GP, LLC(3)

3.4	Amendment No. 1 to Second Amended and Restated Limited Liability Company Agreement of Atlas Resource Partners GP, LLC, dated as of November 3, 2014(2)

3.5	Form of Third Amended and Restated Limited Liability Company Agreement of Atlas Energy Group, LLC (included as Annex A to the Information Statement filed as Exhibit 99.1 to this Registration Statement)

10.1(a)	Amended and Restated Limited Partnership Agreement of Atlas Resource Partners, L.P.(4)

10.1(b)	Amendment No. 1 to Amended and Restated Agreement of Limited Partnership of Atlas Resource Partners, L.P., dated as of July 25, 2012(5)

10.1(c)	Amendment No. 2 to Amended and Restated Agreement of Limited Partnership of Atlas Resource Partners, L.P., dated as of July 31, 2013(6)

10.1(d)	Amendment No. 3 to Amended and Restated Agreement of Limited Partnership of Atlas Resource Partners, L.P., dated as of October 2, 2014(7)

10.1(e)	Amendment No. 4 to Amended and Restated Agreement of Limited Partnership of Atlas Resource Partners, L.P., dated as of November 3, 2014(2)

10.1(f)	Form of Amendment No. 5 to Amended and Restated Agreement of Limited Partnership of Atlas Resource Partners, L.P.†

10.2	Atlas Resource Partners, L.P. Certificate of Designation of the Powers, Preferences and Relative, Participating, Optional and Other Special Rights and Qualifications, Limitations and Restrictions thereof of Class B Preferred Units, dated as of June 25, 2012(5)

10.3	Atlas Resource Partners, L.P. Certificate of Designation of the Powers, Preferences and Relative, Participating, Optional and Other Special Rights and Qualifications, Limitations and Restrictions thereof of Class C Convertible Preferred Units, dated as of July 31, 2013(6)

Exhibit Number	Exhibit Description

10.4	Atlas Resource Partners, L.P. Certificate of Designation of the Powers, Preferences and Relative, Participating, Optional, and Other Special Rights and Qualifications, Limitations and Restrictions thereof of Class D Preferred Units, dated as of October 2, 2014(7)

10.5	Form of Atlas Energy Group, LLC 2015 Long-Term Incentive Plan†

10.6	Form of Phantom Unit Grant under Atlas Energy Group, LLC 2015 Long-Term Incentive Plan†

10.7	Form of Phantom Unit Grant Agreement for Non-Employee Directors under Atlas Energy Group, LLC 2015 Long-Term Incentive Plan†

10.8	Form of Option Grant Agreement under Atlas Energy Group, LLC 2015 Long-Term Incentive Plan†

10.9	Form of Atlas Energy Group, LLC Annual Incentive Plan for Senior Executives†

10.10(a)	Second Amended and Restated Credit Agreement dated July 31, 2013 among Atlas Resource Partners, L.P., the lenders party thereto and Wells Fargo Bank, N.A., as administrative agent for the lenders(6)

10.10(b)	First Amendment to Second Amended and Restated Credit Agreement dated December 6, 2013 among Atlas Resource Partners, L.P., the lenders party thereto and Wells Fargo Bank, N.A., as administrative agent for the lenders(9)

10.10(c)	Third Amendment to Second Amended and Restated Credit Agreement dated June 30, 2014 among Atlas Resource Partners, L.P., the lenders party thereto and Wells Fargo Bank, N.A., as administrative agent for the lenders(10)

10.10(d)	Fourth Amendment to Second Amended and Restated Credit Agreement dated September 24, 2014 among Atlas Resource Partners, L.P., the lenders party thereto and Wells Fargo Bank, N.A., as administrative agent for the lenders(11)

10.10(e)	Fifth Amendment to Second Amended and Restated Credit Agreement dated November 24, 2014 among Atlas Resource Partners, L.P., the lenders party thereto and Wells Fargo Bank, N.A., as administrative agent for the lenders(12)

10.11(a)	Credit Agreement, dated as of March 5, 2012, among Atlas Resource Partners, L.P. and Wells Fargo Bank, N.A., as administrative agent for the Lenders(13)

10.11(b)	First Amendment to Credit Agreement, dated as of April 30, 2012, between Atlas Resource Partners, L.P. and Wells Fargo Bank, N.A., as administrative agent for the Lenders(14)

10.11(c)	Second Amendment to Amended and Restated Credit Agreement, dated as of July 26, 2012, between Atlas Resource Partners, L.P. and Wells Fargo Bank, N.A., as administrative agent for the Lenders(5)

10.11(d)	Third Amendment to Amended and Restated Credit Agreement dated as of December 20, 2012(15)

10.11(e)	Fourth Amendment to Amended and Restated Credit Agreement dated as of January 11, 2013(16)

10.11(f)	Fifth Amendment to Amended and Restated Credit Agreement dated as of May 30, 2013(17)

10.12	Secured Hedge Facility Agreement dated as of March 5, 2012 among Atlas Resources, LLC, the participating partnerships from time to time party thereto, the hedge providers from time to time party thereto and Wells Fargo Bank, N.A., as collateral agent for the hedge providers(13)

10.13	Atlas Resource Partners, L.P. 2012 Long-Term Incentive Plan(3)

10.14	Registration Rights Agreement, dated as of April 30, 2012, among Atlas Resource Partners, L.P. and the various parties listed therein(14)

10.15	Registration Rights Agreement, dated as of July 25, 2012, among Atlas Resource Partners, L.P. and the various parties listed therein(5)

10.16	Registration Rights Agreement, dated as of January 23, 2013 among Atlas Energy Holdings Operating Company, LLC, Atlas Resource Finance Corporation and the Initial Purchasers named therein(18)

10.17	Warrant to Purchase Atlas Resource Partners, L.P. Common Units(6)

Exhibit Number	Exhibit Description

10.18	Class C Preferred Unit Purchase Agreement, dated as of June 9, 2013, between Atlas Resource Partners, L.P. and Atlas Energy, L.P.(19)

10.19	Indenture dated as of July 30, 2013, by and between Atlas Resource Escrow Corporation and Wells Fargo Bank, National Association(20)

10.20	Supplemental Indenture dated as of July 31, 2013, by and among Atlas Resource Partners, L.P., Atlas Energy Holdings Operating Company, LLC, Atlas Resource Finance Corporation, the guarantors named therein and Wells Fargo Bank, National Association(20)

10.21	Supplemental Indenture dated as of June 2, 2014, by and among Atlas Resource Partners, L.P., Atlas Energy Holdings Operating Company, LLC, Atlas Resource Finance Corporation, the subsidiary guarantors named therein and U.S. Bank, National Association(21)

10.22	Second Supplemental Indenture dated as of October 14, 2014, by and among Atlas Resource Partners, L.P., Atlas Energy Holdings Operating Company, LLC, Atlas Resource Finance Corporation, the guarantors named therein and Wells Fargo Bank, National Association(22)

10.23	Registration Rights Agreement dated as of July 31, 2013, by and among Atlas Resource Partners, L.P., Atlas Energy Holdings Operating Company, LLC, Atlas Resource Finance Corporation, the guarantors named therein and Deutsche Bank Securities, Inc., for itself and on behalf of the Initial Purchasers(20)

10.24	Registration Rights Agreement dated as of June 2, 2014, by and among Atlas Energy Holdings Operating Company, LLC, Atlas Resource Finance Corporation, the guarantors named therein and Wells Fargo Securities, LLC and Deutsche Bank Securities, Inc.(21)

10.25	Registration Rights Agreement dated as of July 31, 2013 by and among Atlas Energy, L.P. and Atlas Resource Partners(6)

10.26	Registration Rights Agreement, dated as of May 16, 2012, between Atlas Resource Partners, L.P., Wells Fargo Bank, National Association and the lenders named in the Credit Agreement dated May 16, 2012 by and among Atlas Energy, L.P. and the lenders named therein(22)

10.27	Registration Rights Agreement dated as of October 14, 2014, by and among Atlas Resource Partners, L.P., Atlas Energy Holdings Operating Company, LLC, Atlas Resource Finance Corporation, the guarantors named therein and Wells Fargo Securities, LLC(23)

10.28	Purchase and Sale Agreement, dated as of May 6, 2014, by and among Merit Management Partners I, L.P., Merit Energy Partners III, L.P., Merit Energy Company, LLC, ARP Rangely Production, LLC and Atlas Resource Partners, L.P., as Guarantor. The exhibits and schedules to the Purchase and Sale Agreement have been omitted pursuant to Item 601(b) of Regulation S-K. A copy of the omitted exhibits and schedules will be furnished to the U.S. Securities and Exchange Commission upon request.(24)

10.29	Purchase and Sale Agreement, dated as of September 24, 2014, by and among Cinco Resources, Inc., Cima Resources, LLC, ARP Eagle Ford, LLC, Atlas Growth Eagle Ford, LLC and Atlas Resource Partners, L.P. The schedules to the Purchase and Sale Agreement have been omitted pursuant to Item 601(b) of Regulation S-K. A copy of the omitted exhibits and schedules will be furnished to the U.S. Securities and Exchange Commission upon request.(11)

10.30	Shared Acquisition and Operating Agreement, dated as of September 24, 2014, by and among ARP Eagle Ford, LLC and Atlas Growth Eagle Ford, LLC and Atlas Resource Partners, L.P. The schedules to the Shared Acquisition and Operating Agreement have been omitted pursuant to Item 601(b) of Regulation S-K. A copy of the omitted exhibits and schedules will be furnished to the U.S. Securities and Exchange Commission upon request.(11)

Exhibit Number	Exhibit Description

10.31	Distribution Agreement dated as of August 29, 2014, between Atlas Resource Partners, L.P. and Deutsche Bank Securities Inc., as representative of the several agents.(25)

21.1	Subsidiaries of Atlas Energy Group, LLC**

99.1	Information Statement of Atlas Energy Group, LLC preliminary and subject to completion, dated January 30, 2015**

99.2	Form of Important Notice Regarding the Availability of Materials†

99.3	Atlas Energy, L.P. Summary Reserve Report of Wright & Company, Inc.(26)

99.4	Atlas Resource Partners, L.P. Summary Reserve Report of Wright & Company, Inc.(26)

99.5	Statements of Combined Revenues and Direct Expenses of Oil and Gas Properties Acquired By Atlas Resource Partners, L.P. for the period January 1, 2012 to May 24, 2012, the period May 25, 2012 to December 31, 2012, and the year ended December 31, 2011, together with independent auditors’ report thereon, and unaudited Statements of Combined Revenues and Direct Expenses of Oil and Gas Properties Acquired By Atlas Resource Partners, L.P. for the six months ended June 30, 2013, the period January 1, 2012 to May 24, 2012, and the period May 25, 2012 to June 30, 2012(27)

99.6	Statements of Revenues and Direct Operating Expenses of the Oil and Gas Properties under Contract for Purchase by ARP Rangely Production, LLC from Merit Energy for the year ended December 31, 2013, together with independent auditors’ report thereon, and unaudited Statements of Revenues and Direct Operating Expenses of the Oil and Gas Properties under Contract for Purchase by ARP Rangely Production, LLC from Merit Energy for the three months ended March 31, 2014 and 2013(28)

(1)	Previously filed as an exhibit to Atlas Resource Partners, L.P.’s Registration Statement on Form 10, as amended (File No. 1-35317).
(2)	Previously filed as an exhibit to Atlas Resource Partners, L.P.’s current report on Form 8-K filed on November 5, 2014.
(3)	Previously filed as an exhibit to Atlas Resource Partners, L.P.’s quarterly report on Form 10-Q for the quarter ended September 30, 2013.
(4)	Previously filed as an exhibit to Atlas Resource Partners, L.P.’s current report on Form 8-K filed on March 14, 2012.
(5)	Previously filed as an exhibit to Atlas Resource Partners, L.P.’s current report on Form 8-K filed on July 26, 2012.
(6)	Previously filed as an exhibit to Atlas Resource Partners, L.P.’s current report on Form 8-K filed on August 6, 2013.
(7)	Previously filed as an exhibit to Atlas Resource Partners, L.P.’s current report on Form 8-A filed on October 2, 2014.
(8)	Previously filed as an exhibit to Atlas Energy, L.P.’s quarterly report on Form 10-Q for the quarter ended March 31, 2011.
(9)	Previously filed as an exhibit to Atlas Resource Partners, L.P.’s annual report on Form 10-K for the year ended December 31, 2013.
(10)	Previously filed as an exhibit to Atlas Resource Partners, L.P.’s current report on Form 8-K filed on July 2, 2014.
(11)	Previously filed as an exhibit to Atlas Resource Partners, L.P.’s current report on Form 8-K filed on September 30, 2014.
(12)	Previously filed as an exhibit to Atlas Resource Partners, L.P.’s current report on Form 8-K filed on November 25, 2014.
(13)	Previously filed as an exhibit to Atlas Resource Partners, L.P.’s current report on Form 8-K filed on March 7, 2012.
(14)	Previously filed as an exhibit to Atlas Resource Partners, L.P.’s current report on Form 8-K filed on May 1, 2012.
(15)	Previously filed as an exhibit to Atlas Resource Partners, L.P.’s current report on Form 8-K filed on December 26, 2012.

(16)	Previously filed as an exhibit to Atlas Resource Partners, L.P.’s current report on Form 8-K filed on January 11, 2013.
(17)	Previously filed as an exhibit to Atlas Resource Partners, L.P.’s current report on Form 8-K filed on May 31, 2013.
(18)	Previously filed as an exhibit to Atlas Resource Partners, L.P.’s current report on Form 8-K filed on January 25, 2013.
(19)	Previously filed as an exhibit to Atlas Resource Partners, L.P.’s current report on Form 8-K filed on June 13, 2013.
(20)	Previously filed as an exhibit to Atlas Resource Partners, L.P.’s current report on Form 8-K filed on August 2, 2013.
(21)	Previously filed as an exhibit to Atlas Resource Partners, L.P.’s current report on Form 8-K filed on June 3, 2014.
(22)	Previously filed as an exhibit to our Quarterly Report on Form 10-Q for the quarter ended June 30, 2012.
(23)	Previously filed as an exhibit to Atlas Resource Partners, L.P.’s current report on Form 8-K filed on October 15, 2014.
(24)	Previously filed as an exhibit to Atlas Resource Partners, L.P.’s current report on Form 8-K filed on May 7, 2014.
(25)	Previously filed as an exhibit to Atlas Resource Partners, L.P.’s current report on Form 8-K filed on August 29, 2014.
(26)	Previously filed as an exhibit to Atlas Energy, L.P.’s Annual Report on Form 10-K for the year ended December 31, 2013.
(27)	Previously filed as an exhibit to Atlas Energy, L.P.’s current report on Form 8-K/A filed on October 15, 2013.
(28)	Previously filed as an exhibit to Atlas Energy, L.P.’s current report on Form 8-K/A filed on August 7, 2014.
*	To be filed by amendment
**	Filed herewith
†	Previously filed

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Atlas Energy Group, LLC

By:	/s/ Edward E. Cohen
Name: Edward E. Cohen
Title: Chief Executive Officer

Dated: January 30, 2015

EXHIBIT INDEX

Exhibit Number	Exhibit Description

2.1	Form of Separation and Distribution Agreement by and among Atlas Energy, L.P., Atlas Energy GP LLC and Atlas Energy Group, LLC†

2.2	Form of Employee Matters Agreement by and among Atlas Energy, L.P., Atlas Energy GP LLC and Atlas Energy Group, LLC†

3.1	Certificate of Formation of Atlas Resource Partners GP, LLC(1)

3.2	Amendment to Certificate of Formation of Atlas Resource Partners GP, LLC(2)

3.3	Second Amended and Restated Limited Liability Company Agreement of Atlas Resource Partners GP, LLC(3)

3.4	Amendment No. 1 to Second Amended and Restated Limited Liability Company Agreement of Atlas Resource Partners GP, LLC, dated as of November 3, 2014(2)

3.5	Form of Third Amended and Restated Limited Liability Company Agreement of Atlas Energy Group, LLC (included as Annex A to the Information Statement filed as Exhibit 99.1 to this Registration Statement)

10.1(a)	Amended and Restated Limited Partnership Agreement of Atlas Resource Partners, L.P.(4)

10.1(b)	Amendment No. 1 to Amended and Restated Agreement of Limited Partnership of Atlas Resource Partners, L.P., dated as of July 25, 2012(5)

10.1(c)	Amendment No. 2 to Amended and Restated Agreement of Limited Partnership of Atlas Resource Partners, L.P., dated as of July 31, 2013(6)

10.1(d)	Amendment No. 3 to Amended and Restated Agreement of Limited Partnership of Atlas Resource Partners, L.P., dated as of October 2, 2014(7)

10.1(e)	Amendment No. 4 to Amended and Restated Agreement of Limited Partnership of Atlas Resource Partners, L.P., dated as of November 3, 2014(2)

10.1(f)	Form of Amendment No. 5 to Amended and Restated Agreement of Limited Partnership of Atlas Resource Partners, L.P.†

10.2	Atlas Resource Partners, L.P. Certificate of Designation of the Powers, Preferences and Relative, Participating, Optional and Other Special Rights and Qualifications, Limitations and Restrictions thereof of Class B Preferred Units, dated as of June 25, 2012(5)

10.3	Atlas Resource Partners, L.P. Certificate of Designation of the Powers, Preferences and Relative, Participating, Optional and Other Special Rights and Qualifications, Limitations and Restrictions thereof of Class C Convertible Preferred Units, dated as of July 31, 2013(6)

10.4	Atlas Resource Partners, L.P. Certificate of Designation of the Powers, Preferences and Relative, Participating, Optional, and Other Special Rights and Qualifications, Limitations and Restrictions thereof of Class D Preferred Units, dated as of October 2, 2014(7)

10.5	Form of Atlas Energy Group, LLC 2015 Long-Term Incentive Plan†

10.6	Form of Phantom Unit Grant under Atlas Energy Group, LLC 2015 Long-Term Incentive Plan†

10.7	Form of Phantom Unit Grant Agreement for Non-Employee Directors under Atlas Energy Group, LLC 2015 Long-Term Incentive Plan†

10.8	Form of Option Grant Agreement under Atlas Energy Group, LLC 2015 Long-Term Incentive Plan†

10.9	Form of Atlas Energy Group, LLC Annual Incentive Plan for Senior Executives†

10.10(a)	Second Amended and Restated Credit Agreement dated July 31, 2013 among Atlas Resource Partners, L.P., the lenders party thereto and Wells Fargo Bank, N.A., as administrative agent for the lenders(6)

Exhibit Number	Exhibit Description

10.10(b)	First Amendment to Second Amended and Restated Credit Agreement dated December 6, 2013 among Atlas Resource Partners, L.P., the lenders party thereto and Wells Fargo Bank, N.A., as administrative agent for the lenders(9)

10.10(c)	Third Amendment to Second Amended and Restated Credit Agreement dated June 30, 2014 among Atlas Resource Partners, L.P., the lenders party thereto and Wells Fargo Bank, N.A., as administrative agent for the lenders(10)

10.10(d)	Fourth Amendment to Second Amended and Restated Credit Agreement dated September 24, 2014 among Atlas Resource Partners, L.P., the lenders party thereto and Wells Fargo Bank, N.A., as administrative agent for the lenders(11)

10.10(e)	Fifth Amendment to Second Amended and Restated Credit Agreement dated November 24, 2014 among Atlas Resource Partners, L.P., the lenders party thereto and Wells Fargo Bank, N.A., as administrative agent for the lenders(12)

10.11(a)	Credit Agreement, dated as of March 5, 2012, among Atlas Resource Partners, L.P. and Wells Fargo Bank, N.A., as administrative agent for the Lenders(13)

10.11(b)	First Amendment to Credit Agreement, dated as of April 30, 2012, between Atlas Resource Partners, L.P. and Wells Fargo Bank, N.A., as administrative agent for the Lenders(14)

10.11(c)	Second Amendment to Amended and Restated Credit Agreement, dated as of July 26, 2012, between Atlas Resource Partners, L.P. and Wells Fargo Bank, N.A., as administrative agent for the Lenders(5)

10.11(d)	Third Amendment to Amended and Restated Credit Agreement dated as of December 20, 2012(15)

10.11(e)	Fourth Amendment to Amended and Restated Credit Agreement dated as of January 11, 2013(16)

10.11(f)	Fifth Amendment to Amended and Restated Credit Agreement dated as of May 30, 2013(17)

10.12	Secured Hedge Facility Agreement dated as of March 5, 2012 among Atlas Resources, LLC, the participating partnerships from time to time party thereto, the hedge providers from time to time party thereto and Wells Fargo Bank, N.A., as collateral agent for the hedge providers(13)

10.13	Atlas Resource Partners, L.P. 2012 Long-Term Incentive Plan(3)

10.14	Registration Rights Agreement, dated as of April 30, 2012, among Atlas Resource Partners, L.P. and the various parties listed therein(14)

10.15	Registration Rights Agreement, dated as of July 25, 2012, among Atlas Resource Partners, L.P. and the various parties listed therein(5)

10.16	Registration Rights Agreement, dated as of January 23, 2013 among Atlas Energy Holdings Operating Company, LLC, Atlas Resource Finance Corporation and the Initial Purchasers named therein(18)

10.17	Warrant to Purchase Atlas Resource Partners, L.P. Common Units(6)

10.18	Class C Preferred Unit Purchase Agreement, dated as of June 9, 2013, between Atlas Resource Partners, L.P. and Atlas Energy, L.P.(19)

10.19	Indenture dated as of July 30, 2013, by and between Atlas Resource Escrow Corporation and Wells Fargo Bank, National Association(20)

10.20	Supplemental Indenture dated as of July 31, 2013, by and among Atlas Resource Partners, L.P., Atlas Energy Holdings Operating Company, LLC, Atlas Resource Finance Corporation, the guarantors named therein and Wells Fargo Bank, National Association(20)

10.21	Supplemental Indenture dated as of June 2, 2014, by and among Atlas Resource Partners, L.P., Atlas Energy Holdings Operating Company, LLC, Atlas Resource Finance Corporation, the subsidiary guarantors named therein and U.S. Bank, National Association(21)

10.22	Second Supplemental Indenture dated as of October 14, 2014, by and among Atlas Resource Partners, L.P., Atlas Energy Holdings Operating Company, LLC, Atlas Resource Finance Corporation, the guarantors named therein and Wells Fargo Bank, National Association(22)

Exhibit Number	Exhibit Description

10.23	Registration Rights Agreement dated as of July 31, 2013, by and among Atlas Resource Partners, L.P., Atlas Energy Holdings Operating Company, LLC, Atlas Resource Finance Corporation, the guarantors named therein and Deutsche Bank Securities, Inc., for itself and on behalf of the Initial Purchasers(20)

10.24	Registration Rights Agreement dated as of June 2, 2014, by and among Atlas Energy Holdings Operating Company, LLC, Atlas Resource Finance Corporation, the guarantors named therein and Wells Fargo Securities, LLC and Deutsche Bank Securities, Inc.(21)

10.25	Registration Rights Agreement dated as of July 31, 2013 by and among Atlas Energy, L.P. and Atlas Resource Partners(6)

10.26	Registration Rights Agreement, dated as of May 16, 2012, between Atlas Resource Partners, L.P., Wells Fargo Bank, National Association and the lenders named in the Credit Agreement dated May 16, 2012 by and among Atlas Energy, L.P. and the lenders named therein(22)

10.27	Registration Rights Agreement dated as of October 14, 2014, by and among Atlas Resource Partners, L.P., Atlas Energy Holdings Operating Company, LLC, Atlas Resource Finance Corporation, the guarantors named therein and Wells Fargo Securities, LLC(23)

10.28	Purchase and Sale Agreement, dated as of May 6, 2014, by and among Merit Management Partners I, L.P., Merit Energy Partners III, L.P., Merit Energy Company, LLC, ARP Rangely Production, LLC and Atlas Resource Partners, L.P., as Guarantor. The exhibits and schedules to the Purchase and Sale Agreement have been omitted pursuant to Item 601(b) of Regulation S-K. A copy of the omitted exhibits and schedules will be furnished to the U.S. Securities and Exchange Commission upon request.(24)

10.29	Purchase and Sale Agreement, dated as of September 24, 2014, by and among Cinco Resources, Inc., Cima Resources, LLC, ARP Eagle Ford, LLC, Atlas Growth Eagle Ford, LLC and Atlas Resource Partners, L.P. The schedules to the Purchase and Sale Agreement have been omitted pursuant to Item 601(b) of Regulation S-K. A copy of the omitted exhibits and schedules will be furnished to the U.S. Securities and Exchange Commission upon request.(11)

10.30	Shared Acquisition and Operating Agreement, dated as of September 24, 2014, by and among ARP Eagle Ford, LLC and Atlas Growth Eagle Ford, LLC and Atlas Resource Partners, L.P. The schedules to the Shared Acquisition and Operating Agreement have been omitted pursuant to Item 601(b) of Regulation S-K. A copy of the omitted exhibits and schedules will be furnished to the U.S. Securities and Exchange Commission upon request.(11)

10.31	Distribution Agreement dated as of August 29, 2014, between Atlas Resource Partners, L.P. and Deutsche Bank Securities Inc., as representative of the several agents.(25)

21.1	Subsidiaries of Atlas Energy Group, LLC**

99.1	Information Statement of Atlas Energy Group, LLC preliminary and subject to completion, dated January 30, 2015**

99.2	Form of Important Notice Regarding the Availability of Materials†

99.3	Atlas Energy, L.P. Summary Reserve Report of Wright & Company, Inc.(26)

99.4	Atlas Resource Partners, L.P. Summary Reserve Report of Wright & Company, Inc.(26)

99.5	Statements of Combined Revenues and Direct Expenses of Oil and Gas Properties Acquired By Atlas Resource Partners, L.P. for the period January 1, 2012 to May 24, 2012, the period May 25, 2012 to December 31, 2012, and the year ended December 31, 2011, together with independent auditors’ report thereon, and unaudited Statements of Combined Revenues and Direct Expenses of Oil and Gas Properties Acquired By Atlas Resource Partners, L.P. for the six months ended June 30, 2013, the period January 1, 2012 to May 24, 2012, and the period May 25, 2012 to June 30, 2012(27)

Exhibit Number	Exhibit Description

99.6	Statements of Revenues and Direct Operating Expenses of the Oil and Gas Properties under Contract for Purchase by ARP Rangely Production, LLC from Merit Energy for the year ended December 31, 2013, together with independent auditors’ report thereon, and unaudited Statements of Revenues and Direct Operating Expenses of the Oil and Gas Properties under Contract for Purchase by ARP Rangely Production, LLC from Merit Energy for the three months ended March 31, 2014 and 2013(28)

(1)	Previously filed as an exhibit to Atlas Resource Partners, L.P.’s Registration Statement on Form 10, as amended (File No. 1-35317).
(2)	Previously filed as an exhibit to Atlas Resource Partners, L.P.’s current report on Form 8-K filed on November 5, 2014.
(3)	Previously filed as an exhibit to Atlas Resource Partners, L.P.’s quarterly report on Form 10-Q for the quarter ended September 30, 2013.
(4)	Previously filed as an exhibit to Atlas Resource Partners, L.P.’s current report on Form 8-K filed on March 14, 2012.
(5)	Previously filed as an exhibit to Atlas Resource Partners, L.P.’s current report on Form 8-K filed on July 26, 2012.
(6)	Previously filed as an exhibit to Atlas Resource Partners, L.P.’s current report on Form 8-K filed on August 6, 2013.
(7)	Previously filed as an exhibit to Atlas Resource Partners, L.P.’s current report on Form 8-A filed on October 2, 2014.
(8)	Previously filed as an exhibit to Atlas Energy, L.P.’s quarterly report on Form 10-Q for the quarter ended March 31, 2011.
(9)	Previously filed as an exhibit to Atlas Resource Partners, L.P.’s annual report on Form 10-K for the year ended December 31, 2013.
(10)	Previously filed as an exhibit to Atlas Resource Partners, L.P.’s current report on Form 8-K filed on July 2, 2014.
(11)	Previously filed as an exhibit to Atlas Resource Partners, L.P.’s current report on Form 8-K filed on September 30, 2014.
(12)	Previously filed as an exhibit to Atlas Resource Partners, L.P.’s current report on Form 8-K filed on November 25, 2014.
(13)	Previously filed as an exhibit to Atlas Resource Partners, L.P.’s current report on Form 8-K filed on March 7, 2012.
(14)	Previously filed as an exhibit to Atlas Resource Partners, L.P.’s current report on Form 8-K filed on May 1, 2012.
(15)	Previously filed as an exhibit to Atlas Resource Partners, L.P.’s current report on Form 8-K filed on December 26, 2012.
(16)	Previously filed as an exhibit to Atlas Resource Partners, L.P.’s current report on Form 8-K filed on January 11, 2013.
(17)	Previously filed as an exhibit to Atlas Resource Partners, L.P.’s current report on Form 8-K filed on May 31, 2013.
(18)	Previously filed as an exhibit to Atlas Resource Partners, L.P.’s current report on Form 8-K filed on January 25, 2013.
(19)	Previously filed as an exhibit to Atlas Resource Partners, L.P.’s current report on Form 8-K filed on June 13, 2013.
(20)	Previously filed as an exhibit to Atlas Resource Partners, L.P.’s current report on Form 8-K filed on August 2, 2013.
(21)	Previously filed as an exhibit to Atlas Resource Partners, L.P.’s current report on Form 8-K filed on June 3, 2014.
(22)	Previously filed as an exhibit to our Quarterly Report on Form 10-Q for the quarter ended June 30, 2012.
(23)	Previously filed as an exhibit to Atlas Resource Partners, L.P.’s current report on Form 8-K filed on October 15, 2014.

(24)	Previously filed as an exhibit to Atlas Resource Partners, L.P.’s current report on Form 8-K filed on May 7, 2014.
(25)	Previously filed as an exhibit to Atlas Resource Partners, L.P.’s current report on Form 8-K filed on August 29, 2014.
(26)	Previously filed as an exhibit to Atlas Energy, L.P.’s Annual Report on Form 10-K for the year ended December 15, 2013.
(27)	Previously filed as an exhibit to Atlas Energy, L.P.’s current report on Form 8-K/A filed on October 15, 2013.
(28)	Previously filed as an exhibit to Atlas Energy, L.P.’s current report on Form 8-K/A filed on August 7, 2014.
*	To be filed by amendment
**	Filed herewith
†	Previously filed